Exhibit 10.3.4

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (this “Amendment”) is made as of August 20, 2013, by and among:

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (the “Lead Borrower”);

the Persons named on Schedule I hereto (together with the Lead Borrower, individually, a “Borrower”, and collectively, the “Borrowers”);

the Persons named on Schedule II hereto (individually, a “Guarantor”, and collectively, the “Guarantors”, and together with the Borrowers, individually, a “Loan Party”, and collectively, the “Loan Parties”);

the LENDERS party hereto; and

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, and Swing Line Lender;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Credit Agreement, dated as of May 28, 2010 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among the Loan Parties, the Lenders party thereto from time to time, and Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender;

WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in Credit Agreement unless otherwise defined herein.

2.	Amendments to Article I of Credit Agreement. The provisions of Article I of the Credit Agreement are hereby amended as follows:

(a)	By deleting the definition of “Aggregate Commitments” in its entirety therefrom and substituting in its stead the following new definition:

“Aggregate Commitments” means the Commitments of all the Lenders. As of the Third Amendment Effective Date, the Aggregate Commitments are $75,000,000.

(b)	By amending the definition of “Credit Card Receivables” therein by deleting the phrase “each “Account” (as defined in the UCC)” therefrom and substituting in its stead the phrase “each “Account” and each “Payment Intangible” (each as defined in the UCC)”.

(c)	By deleting the definition of “Disqualified Stock” in its entirety therefrom and substituting in its stead the following new definition:

“Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, or is convertible into or exchangeable for debt securities or any Equity Interest described in this clause (a), in each case, in whole or in part and on or prior to the date that is 91 days after the date on which the Loans mature, or (b) has the benefit of any covenants that restrict the payment of the Obligations or that are debt-multiple or income-multiple based (i.e., financial covenants); provided, however, that (i) only the portion of such Equity Interests which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock and (ii) with respect to any Equity Interests issued to any employee or to any plan for the benefit of employees of the Lead Borrower or its Subsidiaries or by any such plan to such employees, such Equity Interest shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Lead Borrower or one of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, resignation, death or disability and if any class of Equity Interest of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of an Equity Interest that is not Disqualified Stock, such Equity Interests shall not be deemed to be Disqualified Stock. Notwithstanding the preceding sentence, any Equity Interest that would constitute Disqualified Stock solely because the holders thereof have the right to require a Loan Party to repurchase such Equity Interest upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Lead Borrower and its Subsidiaries may become obligated to pay upon maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock or portion thereof, plus accrued dividends.

(d)	By deleting the definition of “Fee Letter” in its entirety therefrom and substituting in its stead the following new definition:

“Fee Letter” means, collectively, (i) the letter agreement, dated May 28, 2010, among the Lead Borrower and the Administrative Agent, (ii) the letter agreement, dated October 27, 2011, by and among the Borrowers and the Administrative Agent, and (iii) the Third Amendment Fee Letter.

(e)	By amending the definition of “Indebtedness” therein by deleting clause (f) thereof in its entirety and substituting the following new clause (f) in its stead:

(f) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business and, in each case, not past due for more than 60 days after the date on which such trade account payable was created), including, without limitation, all obligations of such Person in respect of earn-out or similar performance-based deferred purchase price arrangements;

(f)	By deleting the definition of “Letter of Credit Expiration Date” in its entirety therefrom and substituting in its stead the following new definition:

“Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

(g)	By amending the definition of “Material Adverse Effect” therein by deleting clause (c) thereof in its entirety and substituting the following new clause (c) in its stead:

(c) a material impairment of the rights and remedies of or benefits available to any Agent or the Lenders under any Loan Document, or a material adverse effect on (x) the Collateral, (y) the validity, perfection or priority of any Lien granted by any Loan Party in favor of any Agent on any material portion of the Collateral, or (z) the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

(h)	By deleting the definition of “Maturity Date” in its entirety therefrom and substituting in its stead the following new definition:

“Maturity Date” means August 20, 2018.

(i)	By amending the definition of “Obligations” therein by adding the following new proviso at the end thereof:

; provided, that the Obligations shall not include any Excluded Swap Obligations.

(j)	By amending the definition of “Permitted Indebtedness” therein as follows:

(i)	By amending clause (a) thereof by deleting the phrase “Second Amendment Effective Date” therefrom and substituting in its stead the phrase “Third Amendment Effective Date”;

(ii)	By deleting clause (j) in its entirety therefrom and substituting in its stead the following new clause (j):

(j) Indebtedness of Parent and its Subsidiaries incurred under the Term Documents (and any Permitted Refinancing Indebtedness in respect thereof) in an aggregate principal amount not to exceed (i) $235,000,000 (plus, if the increase option provided for in Section 2.22 of the Term Credit Agreement (as in effect as of the Third Amendment Effective Date) is exercised with respect to any portion of the Incremental Term Loan Commitments (as defined in the Term Credit Agreement as in effect as of the Third Amendment Effective Date) in accordance with the terms of such Section, the sum of all Incremental Term Loans made in accordance with the terms of such Section in connection with such exercise of increase option) minus (ii) the sum of all principal payments of the Term Loans;

(k)	By amending the definitions of each of “Intercreditor Agreement”, “Mandatory Term Loan Prepayments”, “Permitted Encumbrances”, “Permitted Investments”, “Term Credit Agreement”, “Term Documents”, “Term Loans”, “Term Obligations”, “Term Loan Priority Account” and “Term Priority Collateral” by deleting each reference to the phrase “Second Amendment Effective Date” set forth therein and substituting in its stead the phrase “Third Amendment Effective Date”.

(l)	By adding the following new definitions thereto in appropriate alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Third Amendment Fee Letter” means the letter agreement, dated August 20, 2013, by and among the Borrowers and the Administrative Agent.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Third Amendment Effective Date” means August 20, 2013.

3.	Amendment to Article II of Credit Agreement. The provisions of Article II of the Credit Agreement are hereby amended by deleting the first sentence of Section 2.15(a) thereof and substituting in its stead the following new sentence:

Provided no Default then exists or would arise therefrom, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Lead Borrower may from time to time following the Third Amendment Effective Date, request increases in the Aggregate Commitments by a total amount not exceeding $30,000,000.

4.	Amendments to Article V of Credit Agreement. The provisions of Article V of the Credit Agreement are hereby amended by as follows:

(a)	By amending the provisions of Section 5.21 thereof by deleting the phrase “Closing Date” from clause (a) thereof and substituting in its stead the phrase “Third Amendment Effective Date”; and

(b)	By deleting each reference to the phrase “Second Amendment Effective Date” set forth in Sections 5.01, 5.08, 5.10, 5.21, and 5.24 thereof and substituting in its stead the phrase “Third Amendment Effective Date”.

5.	Amendments to Article VI of Credit Agreement. The provisions of Article VI of the Credit Agreement are hereby amended as follows:

(a)	By amending the provisions of Section 6.03 thereof as follows:

(i)	by adding the phrase “, or notice in respect of” immediately following the phrase “consent to” in clause (j)(i) thereof; and

(ii)	by adding the following new sentence at the end thereof: “Each notice pursuant to Section 6.03(k) shall describe with particularity any and all provisions of the Term Documents that have been breached and the corrective action (if any) taken or proposed to be taken with respect thereto.”

(b)	By amending the provisions of Section 6.13 thereof by deleting the phrase “Second Amendment Effective Date” from clause (a) thereof and substituting in its stead the phrase “Third Amendment Effective Date”.

(c)	By amending the provisions of Section 6.17 thereof by adding the following new clause (f) at the end thereof:

(f) If the Term Agent or any other secured party under the Term Documents receives any additional collateral, guaranty or other credit enhancement of any type after the date hereof, the Loan Parties will cause the same to be granted to the Collateral Agent for the benefit of the Credit Parties (in accordance with the Intercreditor Agreement).

6.	Amendment to Article VII of Credit Agreement. The provisions of Article VII of the Credit Agreement are hereby amended as follows:

(a)	By deleting the provisions of Section 7.03 in their entirety therefrom and substituting in their stead the following new Section 7.03:

7.03 Indebtedness. (a) Create, incur, assume, guarantee, suffer to exist or otherwise become or remain liable with respect to, any Indebtedness, except Permitted Indebtedness, (b) without limiting the provisions of clause (a) above, create, incur, assume, guarantee, suffer to exist or otherwise become or remain liable with respect to any Indebtedness (other than the Obligations) that is subordinated or junior in right of payment to any other Indebtedness of the Loan Parties, unless such Indebtedness is also subordinated or junior in right of payment, in the same manner and to the same extent, to the Obligations, or (c) issue Disqualified Stock.

(b)	By deleting clause (d) from Section 7.06 thereof and substituting in its stead the following new clause (d):

(d) (i) on or before November 15, 2012, the Parent may declare or pay cash dividends to its stockholders in an aggregate amount not to exceed $100,000,000, provided that the payment of such dividend shall be made solely with proceeds of the Term Loan and the Loan Parties’ cash on hand prior to the Second Amendment Effective Date, and not, for the avoidance of doubt, with the proceeds of any Credit Extensions; and (ii) on or before August 22, 2013, the Parent may declare or pay cash dividends to its stockholders in an aggregate amount not to exceed $101,100,000, provided that the payment of such dividend shall be made solely with proceeds of the Term Loan and the Loan Parties’ cash on hand prior to the Third Amendment Effective Date, and not, for the avoidance of doubt, with the proceeds of any Credit Extensions;

(c)	By amending the provisions of Section 7.07 thereof by deleting the phrase “Second Amendment Effective Date” from clause (b) thereof and substituting in its stead the phrase “Third Amendment Effective Date”.

7.	Amendment to Article X of Credit Agreement. The provisions of Article X of the Credit Agreement are hereby amended by adding the following new Section 10.25 at the end thereof:

10.25 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Facility Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.25 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.25, or otherwise under the Facility Guaranty, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until payment in full of the Obligations. Each Qualified ECP Guarantor intends that this Section 10.25 constitute, and this Section 10.25 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

8.	Schedules to Credit Agreement. Each of the following schedules to the Credit Agreement is hereby amended by deleting such schedule in its entirety and restating it in its entirety in the form of the corresponding schedule in Exhibit A attached hereto: Schedules 2.01, 5.05, 5.06, 5.07, 5.08(b)(1), 5.08(b)(2), 5.09, 5.10, 5.13, 5.17, 5.18, 5.21(a), 5.21(b), 5.24, 7.01, 7.02 and 7.03.

9.	Amendments to Security Agreement. The Security Agreement is hereby amended as follows:

(a)	By amending the definition of “Perfection Certificate” set forth therein by deleting the phrase “the date hereof” therefrom and substituting in its stead the phrase “the Third Amendment Effective Date”.

(b)	By adding the following new sentence at the end of the definition of “Secured Obligations” set forth therein:

Notwithstanding the foregoing, with respect to any Guarantor, the term “Secured Obligations” shall exclude any Excluded Swap Obligations with respect to such Guarantor.

(c)	By deleting each reference to the phrase “Second Amendment Effective Date” set forth in Section 6.2 thereof and substituting in its stead the phrase “Third Amendment Effective Date.

(d)	By deleting each of the Schedules thereto in its entirety and substituting in its stead the corresponding Schedules annexed hereto as Exhibit B.

10.	Amendment to Facility Guaranty. The Security Agreement is hereby amended by adding the following new sentence at the end of the definition of “Guaranteed Obligations” set forth therein:

Notwithstanding the foregoing, with respect to any Guarantor, the term “Guaranteed Obligations” shall exclude any Excluded Swap Obligations with respect to such Guarantor.

11.

Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Security Agreement, the Facility Guaranty and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement, the Security Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that (x) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date, or (y) such representations and warranties are subject to “materiality” or “Material Adverse Effect” or similar language, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under, and as defined in, the Facility Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral previously pledged to the Collateral Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents.

12.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:

(a)	The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto.

(b)	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

(c)	(i) The Term Loan Agreement shall have been entered into and shall be in form and substance satisfactory to the Administrative Agent, and contemporaneously herewith, the Borrowers shall have received at least $235,000,000 of gross proceeds from the term loan made pursuant to the Term Loan Agreement, (ii) a Responsible Officer of the Lead Borrower shall have delivered a certificate to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, which certificate shall attach the Term Loan Agreement, any related documents and all other Term Documents and certify that such documents are true, correct and complete copies of all Term Documents, and (iii) the Term Loan Agreement shall be in full force and effect and no “Default” or “Event of Default” (each as defined in the Term Loan Agreement) shall exist, or would result from the consummation of the transactions hereunder.

(d)

All obligations and indebtedness in respect of the Term Documents (as defined in the Credit Agreement as in effect immediately prior to the Third Amendment Effective Date) shall be repaid and satisfied in full (or shall be repaid and satisfied in full on the Third Amendment Effective Date), including, without limitation, the termination of all outstanding commitments in effect under such Term Documents, on terms and conditions and pursuant to documentation reasonably satisfactory to the Administrative Agent. All Liens and guarantees in respect of such obligations shall have been terminated and released (or will, on the Third Amendment Effective Date, be terminated and released), and the Administrative Agent shall have received evidence thereof reasonably satisfactory to the Administrative Agent and a “pay-off” letter reasonably satisfactory to the Administrative Agent with respect to such obligations and such UCC termination statements, control agreement terminations and other instruments and documents, in each case in proper form for recording, as the Administrative Agent shall have reasonably requested to release and terminate of record the Liens securing such obligations (or arrangements for such release and termination reasonably satisfactory to the Administrative Agent shall have been made).

(e)	The Intercreditor Agreement shall have been duly executed by all parties thereto and delivered to the Administrative Agent, and shall be in form and substance satisfactory to the Administrative Agent.

(f)	The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent and duly executed by the applicable Loan Parties, a short-form grant of security interest with respect to certain Trademarks (as defined in the Security Agreement) described therein.

(g)	The Administrative Agent shall have received favorable opinions of Winston & Strawn LLP, counsel to the Loan Parties, Ray, Quinney & Nebeker, special Utah counsel to the Loan Parties, and Lindquist & Vennum LLP, special Minnesota counsel to the Loan Parties, in each case addressed to the Administrative Agent and each other Credit Party, as to such matters concerning the Loan Parties, this Amendment and the other Loan Documents as the Administrative Agent may reasonably request.

(h)	The Loan Parties shall have paid in full all reasonable costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution and delivery of this Amendment and related documents.

(i)	No Default or Event of Default shall have occurred and be continuing.

(j)	No “Default” or “Event of Default” (each as defined in the Term Credit Agreement) shall have occurred and be continuing.

(k)	The Administrative Agent shall have received such additional documents, instruments, and agreements as any Agent may reasonably request in connection with the transactions contemplated hereby.

13.	Post-Third Amendment Effective Date Covenants. The Loan Parties hereby covenant and agree as follows:

(a)	Within thirty (30) days after the Third Amendment Effective Date, the Loan Parties shall deliver to the Agents (i) certificates of insurance and (ii) endorsements in favor of the Collateral Agent evidencing that all insurance required to be maintained pursuant to Section 6.07 of the Credit Agreement has been obtained and is in effect.

(b)	Within thirty (30) days after the Third Amendment Effective Date, the Loan Parties shall deliver to the Collateral Agent such Blocked Account Agreements and Securities Account Control Agreements as may be reasonably required by the Collateral Agent, together with evidence of termination of all Liens in favor of the Term Agent (as defined in the Credit Agreement as in effect immediately prior to the Third Amendment Effective Date) with respect to DDAs and Securities Accounts, in each as in form and substance reasonably satisfactory to the Collateral Agent and duly executed by the parties thereto.

The Loan Parties acknowledge and agree that the failure to comply with any of the covenants set forth in this Section 13 shall constitute an immediate Event of Default pursuant to Section 8.01(b) of the Credit Agreement.

14.	Representations and Warranties.

(a)	The execution, delivery and performance by each Loan Party of this Amendment and the performance of each Loan Party’s obligations hereunder have been duly authorized by all necessary corporate or other organizational action, do not and shall not: (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (x) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of the Collateral Agent under the Security Documents); or (iv) violate any Law.

(b)	This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)	After giving effect to the transactions contemplated by this Amendment and the Term Documents (including, without limitation, the making of the Restricted Payment described in Section 7.06(d)(ii) of the Credit Agreement), the Loan Parties, on a Consolidated basis, are and will be Solvent. No transfer of property has been or will be made by any Loan Party and no obligation has been or will be incurred by any Loan Party in connection with the transactions contemplated by this Amendment or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.

(d)	There has been no event or circumstance since February 2, 2013 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

(e)	No consents, licenses or approvals are required in connection with the execution, delivery and performance by any Loan Party, and the validity against such Loan Party, of this Amendment or any other Loan Document to which it is a party.

(f)	No Default or Event of Default has occurred and is continuing.

(g)	No “Default” or “Event of Default” (each as defined in the Term Credit Agreement) has occurred and be continuing.

15.	Miscellaneous.

(a)	Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents, the other Credit Parties, or their respective parents, affiliates, predecessors, successors, or assigns, or their officers, directors, employees, attorneys, or representatives, with respect to the Obligations, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor.

(b)	This Amendment may be executed in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(c)	This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)

If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)	The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Agents or the other Credit Parties or their respective counsel in entering into this Amendment.

(f)	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation, as Lead Borrower and as a Borrower

By:	/s/ Kevan Talbot
	Name:	Kevan Talbot
	Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC., a California corporation, as a Borrower

By:	/s/ Kevan Talbot
	Name:	Kevan Talbot
	Title:	Chief Financial Officer

MINNESOTA MERCHANDISING CORP., a Minnesota corporation, as a Borrower

By:	/s/ Kevan Talbot
	Name:	Kevan Talbot
	Title:	Chief Financial Officer

PACIFIC FLYWAY WHOLESALE, LLC, a Delaware limited liability company, as a Borrower

By:	/s/ Kevan Talbot
	Name:	Kevan Talbot
	Title:	Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Utah corporation, as a Guarantor

By:	/s/ Kevan Talbot
	Name:	Kevan Talbot
	Title:	Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, Lender and Swing Line Lender

By:	/s/ Peter A. Foley
	Name:	Peter A. Foley
	Title:	Duly Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

Schedule I

Borrowers other than the Lead Borrower

Sportsman’s Warehouse Southwest, Inc.

Minnesota Merchandising Corp.

Pacific Flyway Wholesale, LLC

Schedule II

Guarantors

Sportsman’s Warehouse Holdings, Inc.

EXECUTION VERSION

Exhibit A

Updated Schedules to Credit Agreement

[see attached]

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
Wells Fargo Bank, National Association	$75,000,000	100%

TOTAL	$75,000,000	100%

Disclosure Schedule 5.05

Material Indebtedness

None.

Disclosure Schedule 5.06

Litigation

None.

Disclosure Schedule 5.07

Default

None.

Disclosure Schedule 5.08(b)(1)

Owned Real Estate

Loan Party	Address/City/State/Zip Code	County	Type of Location	Existing Liens on Property
Sportsman’s Warehouse, Inc.	41 W. 84th Avenue, Thornton, Colorado 80260	Adams	Outparcel1	None

1	The estimated market value of this property is $376,768.

Disclosure Schedule 5.08(b)(2)

Leased Real Estate

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Sportsman’s Warehouse, Inc.	1750 South Greenfield Rd., Mesa, AZ 85206-3481	Maricopa	Spirit SPE Portfolio 2012-4, LLC (DE LLC) 14631 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85254-2711 Attn: Compliance Department Telecopy: (480) 606-0826 Email: compliance@spiritrealty.com

Sportsman’s Warehouse, Inc.	19205 North 27th Ave., Phoenix, AZ 85027	Maricopa	Spirit SPE Portfolio 2012-4, LLC (DE LLC) 14631 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85254-2711 Attn: Compliance Department Telecopy: (480) 606-0826 Email: compliance@spiritrealty.com

Sportsman’s Warehouse, Inc.	1675 Rocky Mountain Ave., Loveland, CO 80538	Larimer	Spirit SPE Portfolio 2012-4, LLC (DE LLC) 14631 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85254-2711 Attn: Compliance Department Telecopy: (480) 606-0826 Email: compliance@spiritrealty.com

Sportsman’s Warehouse, Inc.	11 West 84th Ave, Thornton, CO 80260	Adams	Spirit SPE Portfolio 2012-4, LLC (DE LLC) 14631 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85254-2711 Attn: Compliance Department Telecopy: (480) 606-0826 Email: compliance@spiritrealty.com

Sportsman’s Warehouse, Inc.	921 SE Oralabor Rd., Ankeny, IA 50021	Polk	Spirit SPE Portfolio 2012-4, LLC (DE LLC) 14631 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85254-2711 Attn: Compliance Department Telecopy: (480) 606-0826 Email: compliance@spiritrealty.com

Sportsman’s Warehouse, Inc.	165 West 7200 South, Midvale, UT 84047	Salt Lake	Spirit SPE Portfolio 2012-4, LLC (DE LLC) 14631 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85254-2711 Attn: Compliance Department Telecopy: (480) 606-0826 Email: compliance@spiritrealty.com

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Sportsman’s Warehouse, Inc.	8681 Old Seward Highway, Anchorage, AK 99515	Municipality of Anchorage	ANC Dimond LLC and ANC Hawkins LLC (ID LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

Sportsman’s Warehouse, Inc.	423 Merhar Avenue, Fairbanks, AK 99701-3166	Fairbanks North Star Borough	Aurora Center LLC, Cascade I, LLC and Cornell III, LLC c/o Elliott Associates 901 NE Glisan Street Portland, OR 97232

Sportsman’s Warehouse, Inc.	44402 Sterling Highway, Soldotna, AK 99669-8033	Kenai Peninsula Borough	SXQ Company, LLC c/o Penco Properties Attn: Henry Penney 3620 Penland Parkway Anchorage, AK 99508 Phone: (907) 276-2222

Sportsman’s Warehouse, Inc.	1901 East Parks Highway, Wasilla, AK 99654	Matanuska-Susitna Borough	G&M Wasilla LLC (ID LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

Sportsman’s Warehouse, Inc.	3945 West Costco Drive, Marana (Tucson), AZ 85741	Pima	HCO Marana LLC (ID LLC), GRH Marana LLC and KFG Holdings LLC c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

Sportsman’s Warehouse Southwest, Inc.	1659 Hilltop Drive, Redding, CA 96002-0240	Shasta	LEJ Properties, LLC 11400 W. Olympic Blvd., Suite 330 Los Angeles, CA 90064

Sportsman’s Warehouse Southwest, Inc. (an assignee of Sportsman’s Warehouse, Inc.)	6640 Lonetree Blvd., Rocklin, CA 95765	Placer	MGP X Properties LLC 425 California St., 11th Floor, San Francisco, CA 94104

Sportsman’s Warehouse, Inc.	555 North Chelton Road, Colorado Springs, CO 80909-5217	El Paso	MMP Citadel, LLC (a Delaware LLC) MMP Citadel, LLC 5571 Bleaux Avenue Springdale, AR 72762

Sportsman’s Warehouse, Inc.	2464 US Highway 6 & 50, Suite A, Grand Junction, CO 81505	Mesa	Grand Mesa Center, L.L.C. (DE LLC) c/o THF Realty, Inc. 2127 Innerbelt Business Center Drive Suite 200 St. Louis MO 63114 Attn: Lease Administration

Sportsman’s Warehouse, Inc.	2909 South 25th East, Idaho Falls, ID 83405	Bonneville	William H. Ziering P.O. Box 8435 15611 Via De Santa Fe Rancho Santa Fe, CA 92067

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Sportsman’s Warehouse, Inc.	2002 Thain Grade, Lewiston, ID, 83501-4105	Nez Perce	McCann Ranch & Livestock Co. Attn: William V. McCann, Jr., President 1027 Bryden Avenue Lewiston, Idaho 83501 Telephone: (208) 743-5517

Sportsman’s Warehouse, Inc.	3797 East Fairview Avenue, Meridian, ID 83642	Ada	GS II Meridian Crossroads LLC C/O DDR New Business Development, Department 20236, PO Box 931256, Cleveland, OH 44122

Sportsman’s Warehouse, Inc.	16865 North Market Place Blvd., Nampa, ID 83687	Canyon	Trade Zone Associates (CA LLP), Mabury Village (CA GP) 595 Millich Drive, Suite 103 Campbell CA 95008 Attn: Joel Rubnitz Phone: (408) 871-8722 Fax: (408) 374-5953

Sportsman’s Warehouse, Inc.	1940 Bridgeview Blvd., Twin Falls, ID 83301	Twin Falls	Base Jumper LLC C/O Woodbury Corporation 2733 e. Parleys Way, Suite 300 Salt Lake City, UT 84109-1662

Sportsman’s Warehouse, Inc.	2200 War Admiral Way, Suite 140, Lexington, KY 40509	Lexington-Fayette	War Admiral Place, LLC (KY LLC) 2527 Sir Barton Way Lexington, KY 40509

Sportsman’s Warehouse, Inc.	130 Marathon Way, Southaven, MS 38671	De Soto	SW-MS, LLC Lucknow, LLC Nolin SW, LLC Attn: James Devincenti 1 Blackfield Drive, #112 Tiburon, CA 94920 Phone: (415) 625-2158 (office) Phone: (415) 516-3270 (cell)

Sportsman’s Warehouse, Inc.	5647 Centennial Center Boulevard, Las Vegas, NV 89149-7104	Clark	Inland Diversified Las Vegas Centenial Gateway, L.L.C. 2901 Butterfield Road Oak Brook, IL 60523 800-426-4713

Sportsman’s Warehouse, Inc.	3306 Kietzke Lane, Reno, NV 89502	Washoe	Kietzke Plaza LLC (WA LLC) Attn: Rob Rothe 3000 Northup Way Suite 101 Bellevue, WA 98004

Sportsman’s Warehouse, Inc.	1450 Renaissance Blvd. NE, Albuquerque, NM 87107	Bernalillo	Kenneth Donald Knievel Administrative Agent 225 Sequoia Circle Windsor, CO 80550-5807

Sportsman’s Warehouse, Inc.	4905 E. Main St., Farmington NM 87402-8657	San Juan	Hawkins-Smith & Christensen LLC (ID LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Sportsman’s Warehouse, Inc.	1710 Delta Waters Road, Medford, OR 97504	Jackson	Crater Lake Venture, LLC (OR LLC) Attn: Sheila Roley, Property Manager 744 Cardley Avenue, Suite 100 Medford, OR 97504

Sportsman’s Warehouse, Inc.	476 Piney Grove Road, Columbia, SC 29210	Richland	Boise Spectrum LLC (ID LLC), GRH Kaysville LLC (ID LLC) and MRH Venture Capital LLC (ID LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

Sportsman’s Warehouse, Inc.	6241 Perimeter Drive, Suite 101, Chattanooga, TN 37421	Hamilton	G&M Chattanooga (ID GP) and Slovis Chattanooga, LLC (TN LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

Sportsman’s Warehouse, Inc.	1075 South University Avenue, Provo, UT 84601	Utah	East Bay Center, LLC, (UT LLC) c/o Mike Kehoe PO Box 428 Lake Oswego, OR 97034

Sportsman’s Warehouse, Inc.	7035 S. High Tech Drive, Suite 200 Midvale, UT 84047	Salt Lake	7037 South Warehouse LLC (UT LLC) Attn: Scott A. Nielsen 6371 South Vintage Oak Lane Salt Lake City, UT 84121

Sportsman’s Warehouse, Inc.	1137 West Riverdale Road, Riverdale, UT 84405	Weber	DDR Riverdale South LLC c/o Developers Diversified Realty Corporation 3300 Enterprise Parkway Beachwood, OH 44122 Re: Account # 104873-20247-7076 Attn: Vice President-Leasing

Sportsman’s Warehouse, Inc.	2957 East 850 North, St. George, UT 84790	Washington	Miller Properties St. George, LLC (ID LLC) Attn: Otto Miller 1395 Marsten Road Burlingame, CA 94010

Sportsman’s Warehouse, Inc.	9669 South Prosperity Road, West Jordan, UT 84081	Salt Lake	KPFN Properties, L.C. The Ninigret Group, L.C. Manager 1700 South 4650 West Salt Lake City, UT 84104 Attn: Randolph G. Abood, Manager

Sportsman’s Warehouse, Inc.	3550 Ferncliff Avenue N.W., Roanoke, VA 24017	Roanoke	MRH Venture Capital LLC (ID LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

Sportsman’s Warehouse, Inc.	120 31st Avenue SE, Suite G, Puyallup, WA 98374	Pierce	SHV Partners LLC C/O Echelbarger Company 22833 Bothell-Everett Highway 207 Bothell, WA 98021

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Sportsman’s Warehouse, Inc.	4120 East 2nd Street, Casper, WY 82609-2319	Natrona	GRH Casper LLC MKJ Casper LLC c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

Sportsman’s Warehouse, Inc.	3745 East Lincoln Way, Cheyenne, WY 82001	Laramie	SW Cheyenne, LLC Attn: Mike Stangl 90 East 7200 South, Suite 200 Midvale, UT 84047 Telephone: (801) 255-1222

Pacific Flyway Wholesale, LLC	1630 South 5070 West, Salt Lake City, UT 84104 1730 South 5200 West, Salt Lake City, UT 841042	Salt Lake	Natomas Meadows, LLC 1505 South Redwood Road P.O. Box 30076 Salt Lake City, UT 84130

Sportsman’s Warehouse, Inc.	1443 South Carson Street, Carson City, NV 89701	Carson City	The Carrington Company Attn: Lease Administrator 627 H Street Eureka, CA 95501, 707-455-9601

Sportsman’s Warehouse, Inc.	611 Valley Mall Parkway, East Wenatchee, WA 98801	Chelan	VCG-Wenatchee Valley Mall, LLC 11611 San Vicente Boulevard, 10th Floor Los Angeles, CA 90049

Sportsman’s Warehouse, Inc.	18645 NW Tanasbourne Drive, Hillsboro, OR 97124-7129	Washington	Tanasbourne Retail Center, LLC and Tanasbourne Robinson & Sons, LLC Attn: Steve Biggi 3825 SW Hall Boulevard Beaverton, OR 97005 503-646-0230

Sportsman’s Warehouse, Inc.	91 E 1400 N, Logan, Utah 84341	Cache	Black Sheep Land Company LLC c/o Woodbury Corporation 2733 Parleys Way, Suite 300 Salt Lake City, UT 84109 801-485-7770

Sportsman’s Warehouse, Inc.	2214 Tschache Lane, Bozeman, Montana 59715	Gallatin	Stone Ridge Partners LLC c/o Hawkins Companies LLC 855 W. Broad St., Suite 300 Boise, ID 83702

Sportsman’s Warehouse, Inc.	2990 N. Sanders Road, Helena, Montana 59601	Lewis and Clark	GRH Jenks LLC and JGH Helena LLC c/o Hawkins Companies LLC 855 W. Broad St., Suite 300 Boise, ID 83702

2	This location is for a powder bunker at the facility, which is part of the lease.

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Sportsman’s Warehouse, Inc.	2323 North Reserve Street, Missoula, Montana 59808	Missoula	Gateway Limited Partnership Attn: John H. Crowley 101 International Way P.O. Box 16630 Missoula, MT 59808

Sportsman’s Warehouse, Inc.	63492 Hunnell Road, Bend, Oregon 97701	Deschutes	Cascade Blvd. Center LLC and Cornell II LLC 901 NE Glisan Street, Portland, OR 97232

Sportsman’s Warehouse, Inc.	9401 East 82nd Avenue, Portland (Clackamas), Oregon 97222	Multnomah	Johnson Creek Station, Inc. 11501 Northlake Drive Cincinnati, OH 45249 513-554-1110

Sportsman’s Warehouse, Inc.	1260 Lancaster Drive SE, Salem, Oregon 97317	Marion	H&F Investments, LLC c/o Hull Resources LP & O’Brien-Hull LP, Unit ID LMP-069 P.O. Box 2448 Portland, OR 97208-2448 503-224-6791

Sportsman’s Warehouse, Inc.	1405 S. 348th Street, Federal Way, Washington 98003	King

Tri-Mark - Federal Way Crossings LP

c/o Trimark Petroleum, 406 Ellingson Road, Second Floor, Pacific, WA 98047

Fana Federal Way Crossings Limited Partnership, Sunray Federal Way Crossings, LLC, and Trinaf Federal Way Crossings LLC

c/o Fana Group of Companies

10655 NE 4th Street, Suite 700

Bellevue, WA 98004

Sportsman’s Warehouse, Inc.	6603 West Canal Drive, Kennewick, Washington 99336	Benton	SW Kennewick LLC C/O David H. Malcolm, Inc,. Realtor Suite 100 1756 Lacassie Avenue Walnut Creek, CA 94596-7010

Sportsman’s Warehouse, Inc.	9577 Ridgetop Blvd., N.W., Suite 150, Silverdale, Washington 98383	Kitsap	Alamo Silverdale, LLC C/O Alamo Group 3201 Danville Blvd., Suite 175 Alamo, CA 94507 925-838-0604

Sportsman’s Warehouse, Inc.	11505 NE Fourth Plan Road, Vancouver, Washington 98662	Clark	Regency Centers, LP 5335 SW Meadows Road, Kruse II, Suite 295 Lake Oswego, OR 97035 503-603-4700

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Sportsman’s Warehouse, Inc.	***	Salt Lake	***

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure Schedule 5.09

Environmental Matters

None.

Disclosure Schedule 5.10

Insurance

Summary of insurance policies held by the Loan Parties:

Type	Policy #/Period	Limits	Deductible	Premiums
National Union Fire Insurance Co.	***	Agent: Diversified Insurance / Carpenter Moore
Directors & Officers	4/1/13 - 4/1/14	***	***
Employment Practices	4/1/13 - 4/1/14	***	***
Third Party Discrimination	4/1/13 - 4/1/14	***	***
Fiduciary	4/1/13 - 4/1/14	***	***	$	***

Federal Insurance Company	***	Agent: Diversified Insurance / Carpenter Moore
D&O EPLI - Excess	4/1/13 - 4/1/14	***	N/A	$	***

Worker’s Comp		Agent: Lockton Companies
All other Locations- Berkshire Hathaway	***		Varies	$	***
CA Locations - Cypress Ins. Co.	***		Varies	$	***
OR Locations - Continental Divide Ins Co.	***		Varies	$	***
	11/1/12 - 11/1/13	(A) ***

(A) ***.

GL, Property, Umbrella		Agent: Lockton Companies
General Liability
All other locations	***			$	***
California/Nevada Stores	***			$	***
Kentucky/Mississippi Stores	***			$	***
Alaska Stores	***		***	$	***
	11/1/12 - 11/1/13	***

***
Property - Affiliated FM	11/1/12 - 11/1/13	***	***	$	***
(Other Deductibles: ***)
***
Umbrella - National Union Fire Ins of PA	11/1/12 - 11/1/13	***	***	$	***

XS Quake - QBE	***	Agent: Lockton Companies
	11/1/12 - 11/1/13	***		$	***

Auto - Depositors Ins Co	***	Agent: Lockton Companies
	11/1/12 - 11/1/13	***	***	$	***

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Type	Policy #/Period	Limits		Deductible		Premiums

Ocean Cargo - Lloyds of London	***	Agent: Lockton Companies
	11/1/12 - 11/1/13	*	**	*	**	*	**

Crime - National Union Fire of PA	***	Agent: Lockton Companies
	11/1/12 - 11/1/13	*	**	*	**	*	**

Network Security - Network Security	***	Agent: Lockton Companies
	11/1/12 - 11/1/13	*	**	*	**	*	**

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure Schedule 5.13

Subsidiaries; Other Equity Investments; Equity Interests in the Borrower

(a)	Authorized Equity Interests

Company	Jurisdiction of Organization	Authorized Equity Interests
Sportsman’s Warehouse, Inc.	Utah	1,000 Shares Common Stock, $.01 par value
Minnesota Merchandising Corp.	Minnesota	1,000 Shares Common Stock, $.01 par value
Sportsman’s Warehouse Southwest, Inc.	California	1,000 Shares Common Stock, $.01 par value
Pacific Flyway Wholesale, LLC	Delaware	Percentage Interests

(b)	Equity Interests Held

Issuer	Name of Stockholder	Class	Number of Shares
Sportsman’s Warehouse, Inc.	Sportsman’s Warehouse Holdings, Inc.	Common Stock	100
Minnesota Merchandising Corp.	Sportsman’s Warehouse Holdings, Inc.	Common Stock	100
Sportsman’s Warehouse Southwest, Inc.	Sportsman’s Warehouse, Inc.	Common Stock	100
Pacific Flyway Wholesale, LLC	Sportsman’s Warehouse, Inc.	Percentage Interests	100% of the Percentage Interests

(c)	Loan Party Ownership

Issuer	Name of Stockholder	Class	Number of Shares
Sportsman’s Warehouse Holdings, Inc.	SEP SWH Holdings, L.P.	Common Stock	4,700,000
	New SEP SWH Holdings, L.P.	Common Stock	4,800,000
	***	Restricted Nonvoting Common Stock	5,000
	***	Restricted Nonvoting	157,250

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Common Stock
***	Restricted Nonvoting Common Stock	61,940
***	Restricted Nonvoting Common Stock	157,250
***	Restricted Nonvoting Common Stock	5,000
***	Restricted Nonvoting Common Stock	5,000
***	Restricted Nonvoting Common Stock	5,000
***	Restricted Nonvoting Common Stock	157,250
John Schaefer	Restricted Nonvoting Common Stock	591,125
***	Restricted Nonvoting Common Stock	139,438
***	Restricted Nonvoting Common Stock	10,000
Kevan Talbot	Restricted Nonvoting Common Stock	157,250
***	Restricted Nonvoting Common Stock	157,250
***	Restricted Nonvoting Common Stock	157,250
***	Restricted Nonvoting Common Stock	100
***	Restricted Nonvoting Common Stock	1,300
***	Restricted Nonvoting Common Stock	2,500
***	Restricted Nonvoting Common Stock	100
***	Restricted Nonvoting Common Stock	300
***	Restricted Nonvoting Common Stock	2,000
***	Restricted Nonvoting Common Stock	500
***	Restricted Nonvoting Common Stock	200
***	Restricted Nonvoting Common Stock	100
***	Restricted Nonvoting Common Stock	300,000

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure Schedule 5.17

Intellectual Property

None.

Disclosure Schedule 5.18

Labor Matters

Plan/Agreement/Arrangements:

Employee Stock Plan.

The Management Reimbursement Agreement.

Complaints/Claims:

1.	Sidney Jackson v. Sportsman’s Warehouse. On or about February 1, 2013, Sidney Jackson, a former employee at a Company location in Columbia, South Carolina, filed a charge of discrimination with United States Equal Employment Opportunity Commission and the South Carolina Human Affairs Commission alleging discrimination based on race and age. This charge was assigned EEOC No. 14C-2013-00370 and SHAC No. 1-13-82D,A,S,RET. The Company denies these allegations and will vigorously defend this charge. No evaluation presently can be made as to the final outcome of this matter or the likelihood or range of potential loss, if any.

Disclosure Schedule 5.21(a)

DDAs and Blocked Accounts

U.S. Bank National Association

One US Bank Plaza

7th & Washington

St. Louis, Missouri 63101

Loan Party	Account Number	Account Type
Sportsman’s Warehouse, Inc.	***	Concentration Account
	***	Controlled Disbursement
	***	Main Operating Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
Sportsman’s Warehouse Holdings, Inc.	***	Operating Account
Pacific Flyway Wholesale, LLC	***	Collateral (Depository)
	***	Controlled Disbursement
	***	Operating Account

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sportsman’s Warehouse Southwest, Inc.	153910193207 (#149)	Depository Account

Wells Fargo Bank, N.A.

299 South Main St., 4th Floor

SLC, UT 84111

Loan Party	Account Number	Account Type
Sportsman’s Warehouse, Inc.	***	Collateral (Depository)
	***	Operating Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Controlled Disbursement
Pacific Flyway Wholesale, LLC	***	Controlled Disbursement
	***	Operating Account

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure Schedules 5.21(b)

Credit Card Arrangements

1.	Terms of Service, as may have been amended and supplemented from time to time (including without limitation by the terms of the PIN-Based, Online Debit Card Addendum to the Terms of Service) between Elavon, Inc. (US Bank) and Sportsman’s Warehouse, Inc.

2.	Merchant Services Agreement, Form 33722, Rev. 9/02, effective as of June 1, 2003, as may have been amended and supplemented from time to time, between DFS Services LLC f/k/a Discover Financial Services LLC and Sportsman’s Warehouse, Inc.

3.	American Express® Card Acceptance Agreement, as may have been amended and supplemented from time to time between American Express Travel Related Services Company, Inc. and Sportsman’s Warehouse, Inc.

4.	On November 9, 2011, the Company received notice from Elavon, Inc. that it has been identified as a Payment Card Industry (“PCI”) Level 2 Merchant and, as such, is required to take certain compliance actions, including the completion of the Visa Prohibited Data Retention Attestation form, which the Company completed on January 23, 2012. The Company updated Elavon, Inc. on its status and signed a current “Prioritized Approach Summary & Attestation of Compliance” PCI form on June 26, 2013.

Disclosure Schedule 5.24

Material Contracts

1.	Term Documents.

2.	See Section 5.08(b)(2) of this Disclosure Schedule.

Disclosure Schedule 7.01

Existing Liens

None.

Existing Financing Statements

None.

Disclosure Schedule 7.02

Existing Investments

None other than as listed on Schedule 5.13.

Disclosure Schedule 7.03

Existing Indebtedness

None.

Exhibit B

Updated Schedules to Security Agreement

[see attached]

Schedule I

Intercompany Notes

The Intercompany Note, dated as of August 14, 2009, by and among Sportsman’s Warehouse Holdings, Inc., Sportsman’s Warehouse, Inc., Minnesota Merchandising Corp., Sportsman’s Warehouse Southwest, Inc. and Pacific Flyway Wholesale, LLC.

Schedule II

Filings, Registrations and Recordings

All asset UCC-1 Financing Statement naming Sportsman’s Warehouse, Inc. as Debtor and the Wells Fargo Retail Finance, LLC as Secured Party filed with the Utah Department of Commerce.

All asset UCC-1 Financing Statement naming Sportsman’s Warehouse Holdings, Inc. as Debtor and the Wells Fargo Retail Finance, LLC as Secured Party filed with the Utah Department of Commerce.

All asset UCC-1 Financing Statement naming Sportsman’s Warehouse Southwest, Inc. as Debtor and the Wells Fargo Retail Finance, LLC as Secured Party filed with the California Secretary of State.

All asset UCC-1 Financing Statement naming Minnesota Merchandising Corp. as Debtor and the Wells Fargo Retail Finance, LLC as Secured Party filed with the Minnesota Secretary of State.

All asset UCC-1 Financing Statement naming Pacific Flyway Wholesale, LLC as Debtor and the Wells Fargo Retail Finance, LLC as Secured Party filed with the Delaware Secretary of State.

Grant of Security Interest in United States Trademarks naming Sportsman’s Warehouse, Inc. as Grantor and the Wells Fargo Retail Finance, LLC as Grantee filed with the United States Patent and Trademark Office.

Schedule III

Initial Pledged Interests

Issuer	Name of Stockholder	Class	Number of Shares	Certificate No.
Sportsman’s Warehouse, Inc.	Sportsman’s Warehouse Holdings, Inc.	Common Stock	100	1
Minnesota Merchandising Corp.	Sportsman’s Warehouse Holdings, Inc.	Common Stock	100	1
Sportsman’s Warehouse Southwest, Inc.	Sportsman’s Warehouse, Inc.	Common Stock	100	1
Pacific Flyway Wholesale, LLC	Sportsman’s Warehouse, Inc.	Percentage Interests	100% of the Percentage Interests	Uncertificated

Schedule IV

Licenses

None.

Schedule V

Tangible Chattel Paper

None.

Schedule VI

Commodity Accounts

None.

Schedule VII

Electronic Chattel Paper

None.